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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 28, 2004

FLAG Telecom Group Limited
(Exact Name of Registrant as Specified in Charter)

Bermuda (State or Other Jurisdiction of Incorporation)	000-29207 (Commission File Number)	N/A (IRS Employer Identification No.)
Milner House, 18 Parliament Street, Hamilton HM12, Bermuda (Address of Principal Executive Offices) (Zip Code)
1-(441) 296-0909 (Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

ITEM 5.    Other Events

        On January 28, 2004, FLAG Telecom Group Limited (the "Company") issued a press release announcing the Company's early redemption of its remaining outstanding debt. The press release is furnished herewith and incorporated by reference herein.

ITEM 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits
Exhibit No.	Description
99.1	Press Release dated January 28, 2004 of the Company.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

FLAG TELECOM GROUP LIMITED (Registrant)
Date: January 28, 2004		/s/ KEES VAN OPHEM
	Name:	Kees van Ophem
	Title:	General Counsel

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated January 28, 2004 of the Company.

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  ITEM 5. Other Events
  ITEM 7. Financial Statements, Pro Forma Financial Information and Exhibits.
SIGNATURES
EXHIBIT INDEX